UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 2, 2007

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                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)

              Delaware                  0-27130             77-0307520
  (State or other jurisdiction of     (Commission        (I.R.S. Employer
   incorporation or organization)     File Number)    Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)

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Item 2.02.

      On August 2, 2007, Network Appliance, Inc. issued a press release announcing its preliminary results for first quarter fiscal year 2008. The press release is attached as an exhibit to this Form 8-K, and the information set forth therein is hereby incorporated by reference into this Item 2.02.

Item 9.01(c).

      Network Appliance, Inc.'s August 2, 2007 press release is hereby furnished as Exhibit 99.1 to this Form 8-K in connection with the disclosures under Item
2.02 of this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


August 2, 2007                                 By:   /s/    Steven Gomo
                                                     ---------------------------
                                                            Steven J. Gomo
                                                       Chief Financial Officer

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                                Index to Exhibits

Exhibit      Description
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   99.1      Press release of Network Appliance, Inc. issued on August 2, 2007.

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